UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 21, 2009

Fidelity Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22288	25-1705405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 367-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

FIDELITY BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02. Results of Operations and Financial Condition

On January 21, 2009, the Registrant announced its results of operations for the quarter ended December 31, 2008. A copy of the Registrant’s earnings release is furnished with this report as Exhibit 99.1.

Item 8.01 Other Events

On January 21, 2009, the Registrant announced that its Board of Directors had declared a cash dividend of $0.14 per share payable February 27, 2009 to stockholders of record as of the close of business on February 13, 2009. For further information, reference is made to the Registrant’s press release, dated January 21, 2009 which is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:	The following exhibits are furnished with this report.

99.1	Press Release, dated January 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY BANCORP, INC.
Date: January 21, 2009	By:	/s/ Lisa L. Griffith
Lisa L. Griffith Senior Vice President and Chief Financial Officer